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                                                                   EXHIBIT 10.16

                                 AMENDMENT NO. 9

                          dated as of December 1, 2003

                                      among

                     AMERICREDIT MTN RECEIVABLES TRUST III,
                                   as Debtor,

                      AMERICREDIT FINANCIAL SERVICES, INC.,
                          Individually and as Servicer,

                           MBIA INSURANCE CORPORATION,
                                 as Note Insurer

                                       and

                         MERIDIAN FUNDING COMPANY, LLC,
                                  as Purchaser

                                       to

                               SECURITY AGREEMENT

                          dated as of February 25, 2002

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                AMENDMENT NO. 9, dated as of December 1, 2003 (the "Amendment"), among AMERICREDIT MTN RECEIVABLES TRUST III (the "Debtor"), AMERICREDIT
FINANCIAL SERVICES, INC., individually and in its capacity as Servicer ("AFS"), MBIA INSURANCE CORPORATION, as Note Insurer ("MBIA"), and MERIDIAN FUNDING COMPANY, LLC, as Purchaser ("Meridian"), to the Security Agreement dated as of February 25, 2002 (the "Security Agreement"), among the Debtor, AFS, AmeriCredit MTN Corp. III and JPMorgan Chase Bank, as Collateral Agent and as Securities Intermediary.

                WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Debtor, AFS, MBIA and Meridian (the "Parties") upon the terms and conditions specified therein;

                WHEREAS, the Security Agreement has previously been amended by Amendment No. 1, dated as of December 1, 2002; Amendment No. 2, dated as of February 1, 2003; Amendment No. 3, dated as of February 28, 2003; Amendment No. 4, dated as of April 1, 2003; Amendment No. 5, dated as of June 20, 2003; Amendment No. 6, dated as of August 18, 2003; Amendment No. 7, dated as of August 1, 2003; and Amendment No. 8, dated as of November 1, 2003;

                WHEREAS, the Parties wish to amend the Security Agreement.

                NOW, THEREFORE, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

        Section 1. Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Security Agreement.

        Section 2. Amendment to Section 6.1 (Termination and Amortization Events; Optional Termination). Clause (aa) of Section 6.1 is deleted in its entirety and is replaced with the following:

                (aa) the Servicer or the Note Insurer shall have been informed in writing by either Rating Agency that the risk covered by the Note Policy shall no longer carry a shadow rating of at least BBB from S&P or Baa2 from Moody's, the failure to maintain either such shadow rating shall continue for a period of fifteen (15) days from the date that such notice is provided, and MBIA, in its sole discretion, shall have delivered written notice to the Servicer and the Collateral Agent declaringsuch downgrade to be a Termination and Amortization Event; or

        Section 3. Separate Counterparts. This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

                                        1

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        Section 5. Binding Effect; Ratification of Security Agreement.

                (a) This Amendment shall become effective as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

                (b) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Security Agreement and (ii) each reference in any Transaction Document (as defined in the Insurance Agreement) to the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.

                (c) Except as expressly amended hereby, all provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

                                        2

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                IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date set forth on the first page hereof.


                                           AMERICREDIT MTN RECEIVABLES TRUST III

                                           By: DEUTSCHE BANK TRUST COMPANY
                                            DELAWARE, not in its individual
                                            capacity but solely as Owner Trustee
                                            on behalf of the Issuer

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           AMERICREDIT FINANCIAL SERVICES, INC.,
                                            Individually and as Servicer,

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           MBIA INSURANCE CORPORATION,
                                            as Note Insurer,

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           MERIDIAN FUNDING COMPANY, LLC,
                                            as Purchaser

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title: